VOLATILITY SHARES TRUST

2x Corn ETF

Supplement dated December 19, 2025 (“Supplement”) to the Summary Prospectus, Full Statutory Prospectus, and
Statement of Additional Information for 2x Corn ETF (the “Fund”), each dated June 30, 2025

Notice of Liquidation of the Fund

The Board of Trustees of Volatility Shares Trust (the “Trust”) has approved the liquidation and dissolution of the Fund on or about January 30, 2026 (the “Liquidation Date”). In connection with the liquidation and dissolution of the Fund, the Fund may depart from its stated investment objective as it winds up operations and liquidates its portfolio.

January 23, 2026 is expected to be the last day that Fund shares will be traded on the national securities exchange identified in the Fund’s Prospectus (the “Exchange”), and the last day that Fund shares will trade in the secondary market at market prices. Shareholders may sell their holdings prior to the market close on January 23, 2026, and may incur customary transaction fees from their broker-dealer. After market close on January 23, 2026, shareholders will not be able to transact in Fund shares in the secondary market at market prices. Shareholders should be aware that after January 23, 2026, the Fund will no longer engage in any business activities, except for the purposes of selling and converting into cash all of the assets of the Fund. During this period, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and principal investment strategies. After the close of business on January 23, 2026, the Fund will no longer accept creation or redemption orders from Authorized Participants (as defined in the Fund’s Prospectus and Statement of Additional Information).

On the Liquidation Date, any remaining Fund shareholders of record will receive cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (the “Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares prior to market close on January 23, 2026. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. These dates may be changed without notice at the discretion of the Trust’s officers.

For taxable shareholders holding shares in a non-tax advantaged account, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold Fund shares of a Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

Investors Should Retain This Supplement for Future Reference